UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 6, 2008

WESTERN STANDARD ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51736	20-5854735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Sheraton Street, London UK W1F 8BH

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code	44 207 479 4800

115 Second Avenue West, Williston, ND  58801

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On November 6, 2008 we announced that operations have been completed on the Federal 1-19 test well. Coastal Petroleum, in its report to Western Standard, dated November 5, 2008, states that the results of the well did not confirm commercial gas in either target formation, the Eagle or the Judith River, and recommends that no further operations be carried out.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	news release dated November 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN STANDARD ENERGY CORP.

By:	/s/ Dan Bauer

Dan Bauer

President and Director

November 6, 2008